EXHIBIT 99
                         SELECTED FINANCIAL INFORMATION

TWELVE MONTH RESULTS
         Full-year revenues were $189.4 million, an increase of 9.4 percent as compared to $173.1 million for 1998. Funds From Operations ("FFO") increased
11.3 percent to $77.6 million as compared to $69.8 million for 1998. On a diluted, per-share basis, FFO increased to $2.45 per share in 1999 from $2.25 per share in 1998, an increase of 9.0 percent.
         For the full year, same store rental income increased 4.8 percent to $162.1 million from $154.7 million for the same period in 1998. Property operating expenses, on a same store basis, increased by 5.2 percent to $58 million from $55.1 million. Same store net operating income increased by 4.6 percent from $99.6 million to $104.1 million. Same store results include the results of all communities owned by Chateau at the beginning of the period. FOURTH QUARTER RESULTS
         Total revenues for the fourth quarter of 1999 were $48.8 million, an increase of 8.2 percent from $45.1 million for the fourth quarter of 1998. FFO for the fourth quarter increased 9.1 percent to $20 million, from $18.3 million. On a diluted, per-share basis, FFO increased to $0.63 per share from $0.58 per share, for the same quarter in 1998, representing an 8.8 percent increase.
         For the fourth quarter, same store net operating income increased by 2.5% from $28 million to $28.7 million. Same store rental income increased 4.6% to $44.5 million. Property operating expenses for the quarter, on a same store basis, increased by 8.8% to $15.8 million.
         Occupancy in Chateau's stabilized portfolio was 93.2 percent, and 91.7 percent for the full portfolio, including the active expansion portfolio as of December 31, 1999.

                                TABLES TO FOLLOW
         The information in this release contains forward-looking statements of Chateau's plans, objectives, and expectations, which are dependent upon a number of factors, including that additional site expansions, community acquisition, development activities, and other new business initiatives are subject to a number of contingency factors such as the effects of national and local economic conditions, changes in interest rates, supply and demand for affordable housing, and the condition of the capital markets, all of which may affect Chateau's ability to achieve its objectives.


                                                 CHATEAU COMMUNITIES, INC.
                                                     FINANCIAL RESULTS
                                              FOR THE THREE AND TWELVE MONTHS
                                             ENDED DECEMBER 31, 1999 AND 1998

                                 (Amounts in thousands, except per share/OP Unit amounts)

                                                              Three Months Ended               Twelve Months Ended
                                                             1999             1998              1999       1998

Rental income                                          $     44,893      $    43,170      $   177,789     $   167,206
Management fee, interest and other income                     3,919            1,941           11,574           5,924
                                                       ------------      -----------      -----------     -----------
     Total revenues                                          48,812           45,111          189,363         173,130

Property operating and maintenance                           12,714           11,577           50,506          47,094
Real estate taxes                                             3,187            3,089           12,675          12,251
Administrative                                                2,711            2,592            9,881           8,354
                                                       ------------      -----------      -----------     -----------
     Operating and administrative expenses                   18,612           17,258           73,062          67,699
                                                       ------------      -----------      -----------     -----------
Income before interest and depreciation                      30,200           27,853          116,301         105,431

Interest and related amortization                             8,611            8,061           32,318          31,287
Depreciation and amortization                                10,794           10,123           41,826          39,658
                                                       ------------      -----------      -----------     -----------

Income before net gain on sales of properties                10,795            9,669           42,157          34,486

Net gain on sales of properties                                   -                -            2,805               -
                                                       ------------      -----------      -----------     -----------

Income before minority interests                             10,795            9,669           44,962          34,486

Less income allocated to minority interests:
     Preferred OP Units                                       1,524            1,524            6,094           4,249
     Common OP Units                                            953              913            4,242           3,436
                                                       ------------      -----------      -----------     -----------

     Net income available to common
       shareholders                                    $      8,318      $     7,232      $    34,626     $    26,801
                                                       ============      ===========      ===========     ===========

Weighted average common shares
     outstanding                                             28,381           27,917           28,135          27,282
                                                       ============      ===========      ===========     ===========
Weighted average common shares
     outstanding - assuming dilution                         28,460           28,092          28,267           27,557
                                                       ============      ============    ===========      ===========

Weighted average common shares/
     OP units - assuming dilution                            31,713           31,616           31,714          31,054
                                                       ============      ===========      ===========     ===========

Per common share/OP unit:
     Net income - basic                                $        .29      $       .26      $      1.23     $       .98
                                                       ============      ===========      ===========     ===========
                         - assuming dilution           $        .29      $       .26      $      1.23     $       .97
                                                       =============     ===========      ===========     ===========

Dividends/distributions declared                       $       .485      $      .455      $      1.94     $      1.82
                                                       ============      ===========      ===========     ===========

                                    --more--

                            CHATEAU COMMUNITIES, INC.
                                FINANCIAL RESULTS
                         FOR THE THREE AND TWELVE MONTHS
                        ENDED DECEMBER 31, 1999 AND 1998

FFO RECONCILIATION:

     FFO is defined by the National Association of Real Estate Investment Trusts as net income of the corporation computed in accordance with generally accepted accounting priciples, excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Chateau believes that FFO is an important and widely used measure of the operating performance of real estate investment trusts ("REITs"), which provides a relevant basis of comparison among REITs. FFO
(i) does not represent cash flow from operations as defined by generally accepted accounting principles, (ii) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities and (iii) is not an alternative to cash flows as a measure of liquidity.

                                                                 Three Months Ended         Twelve Months Ended
                                                               1999             1998        1999          1998
                                                       (Amounts in thousands, except per share/OP Unit amounts)
Income before minority interests                       $     10,795      $     9,669      $    44,962     $    34,486

Plus:
     Depreciation and amortization                           10,794           10,123           41,826          39,658
Less:
     Income allocated to Preferred OP units                   1,524            1,524            6,094           4,249
     Depreciation expense on
        corporate assets                                         65               63              260             250
     Non-recurring item                                           -             (122)           2,805            (122)
                                                       ------------      ------------     -----------     ------------

FFO                                                    $     20,000      $    18,327      $    77,629     $    69,767
                                                       ============      ===========      ===========     ===========

Weighted average common shares/
      OP units outstanding - assuming dilution               31,713           31,616           31,714          31,054
                                                       ============      ===========      ===========     ===========

FFO per weighted average common
     share/OP Unit - assuming dilution                 $        .63      $       .58      $      2.45     $      2.25
                                                       ============      ===========      ===========     ===========

                                    --more--

                                                CHATEAU COMMUNITIES, INC.
                                                     FINANCIAL RESULTS
                                              FOR THE THREE AND TWELVE MONTHS
                                             ENDED DECEMBER 31, 1999 AND 1998

Same Store Results

                                                                                      Growth
                                             Three Months Ended                   1999 over 1998
                                             ------------------                   --------------
                                        1999                    1998
                                        ----                    ----
                                           (dollars in thousands)

Property revenues                $           44,495    $           42,533                    4.6%

Property expenses                            15,774                14,504                    8.8%
                                 ------------------    ------------------       -----------------

Net operating income             $           28,721    $           28,029                    2.5%
                                 ==================    ==================       =================

Manufactured home communities                   160                   160
                                 ==================    ==================

Park model/RV communities                         3                     3
                                 ==================    ==================

Available homesites                          51,042                50,589
                                 ==================    ==================

                                                                                      Growth
                                            Twelve Months Ended                   1999 over 1998
                                            -------------------                   --------------
                                        1999                    1998
                                        ----                    ----
                                           (dollars in thousands)

Property revenues                $          162,115    $          154,712                     4.8%

Property expenses                            57,971                55,122                     5.2%
                                 ------------------    ------------------       ------------------

Net operating income             $          104,144    $           99,590                     4.6%
                                 ==================    ==================       ==================

Manufactured home communities                   142                   142
                                 ==================    ==================

Park model/RV communities                         3                     3
                                 ==================    ==================

Available homesites                          46,235                45,836
                                 ==================    ==================

                                    --more--

                                                 CHATEAU COMMUNITIES, INC.
                                                   FINANCIAL INFORMATION
                                                           AS OF
                                          DECEMBER 31, 1999 AND DECEMBER 31, 1998

                                 (Dollars in thousands, except per share/OP Unit amounts)


SUMMARIZED FINANCIAL INFORMATION

                                                                           December 31,                    December 31,
BALANCE SHEET INFORMATION:                                                   1999                            1998
                                                                             ----                            ----
  Rental property, net                                            $               863,435         $               875,249
  Rental property, before accumulated depreciation                $             1,055,450         $             1,026,509
  Total assets                                                    $               981,673         $               959,194
  Total debt                                                      $               452,556         $               427,778
  Minority interests                                              $               121,142         $               120,475
  Shareholders' equity                                            $               361,820         $               367,935

  Common shares outstanding                                                    28,424,900                      27,936,016
  OP Units outstanding                                                          3,705,698                       3,523,872

PROPERTY INFORMATION:
  Manufactured home communities                                                       162                             162
  Park model/RV communities                                                             3                               3
  Available homesites                                                              51,659                          51,101
  Occupied homesites                                                               47,383                          47,192
  Occupancy rate                                                                    91.7%                           92.4%

DEBT INFORMATION:
  as of December 31, 1999
                                                                          Weighted average
                                                Principal balance          interest rate                Maturity Date
                                               ------------------          -------------                -------------

  Fixed rate mortgage debt                     $         105,802                7.6%                      2000-2011
  Senior unsecured debt                                   245,000               7.5%                      2000-2004
  Lines of credit                                          97,317               6.9%                          -
  Other                                                     4,437                -                            -
                                               ------------------

            Total debt                         $         452,556
                                               =================